Investor Presentation May 2023 Together with you, we make a house a home.

South Florida 2 I. Executive Summary

Key Takeaways And Updates We are the nation’s premier single-family home leasing company, with an emphasis on the resident experience 3  April Same Store results remained strong:  New lease rate growth of 7.5% vs 5.7% in 1Q23, with sequential acceleration every month so far in 2023  Renewal rate growth of 7.2% vs 8.0% in 1Q23  Blended rate growth of 7.3%, consistent with 1Q23  Average occupancy of 97.8%, consistent with 1Q23  Loss to lease of approximately 5-6% as of end of April  Our best-in-class resident experience focuses on choice, flexibility, and convenience, with a high level of service that is unique among an industry comprised mostly of smaller operators  Supply and demand fundamentals for SFR housing expected to remain favorable, with the millennial population just beginning to reach our average resident age of 39 years old  In all 16 of our markets, it is more affordable to lease one of our homes today than it is to buy, by a weighted average savings of over $900 per month or nearly 30%, according to data from John Burns as of 1Q23  We believe our emphasis on location, scale and eyes in markets is an evergreen strategy that offers us many competitive advantages Phoenix

A Business Model For All Seasons We believe our business and proven strategy position us well against economic uncertainty 4  The location and quality of our homes attracts a higher-end SFR customer; new residents have an average annual income of over $134,000 and an income to rent ratio of 5.1x as of 1Q23  Our investment-grade rated balance sheet provides us with over $1.3 billion of liquidity as of March 31, 2023, and we have no debt maturing prior to 2026, 99.2% of our debt is fixed or swapped to fixed, and 83.1% of our homes are unencumbered  Single-family rental homes with shorter duration leases may provide an effective hedge in an inflationary environment  According to John Burns, national average single-family rent growth has never had a meaningful decline in nearly forty years of tracking the data Dallas ________________________________________________ (1) Source: John Burns Real Estate Consulting, Burns Single-Family Rent Index, published March 2023.

Differentiated Portfolio And Platform

We are strategically positioned around three pillars that enhance growth and the resident experience

Track Record of Sector-Leading Growth and High-Quality Resident Experience

Location

- We believe infill locations create insulation from new supply
- >95% of portfolio in Western U.S., Sunbelt, and Florida
- In-fill neighborhoods
- High barriers to homeownership
- Outsized LT growth drivers

Scale

- Nearly 5,200 homes per market on average
- >98% of revenue from markets with >1,900 homes
- Density drives service efficiency and revenue management intel

Eyes in Markets

- 20 in-house investment professionals in markets
- ~1,000 operations personnel across 33 local home pods serving our 16 markets
- Proactive "ProCare" service visits by in-house techs
- Local, in-house control of the resident experience

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Our Commitment To ESG

We published our sustainability progress overview in April 2023, available on our sustainability website

ENVIRONMENTAL

- Resident education on energy efficiency
- ENERGY STAR® certified appliances and durable, energy-efficient materials
- Smart Home technology and HVAC filter delivery program
- Water-saving landscape designs
- Anchor investment in Fifth Wall Climate Tech Fund

SOCIAL

- Genuine Care commitment to our residents
- Associates' pay linked to resident service and ESG
- Employee Resource Groups and training foster DE&I
- $250 million investment in Pathway Homes
- Coordinated philanthropy and volunteer efforts

GOVERNANCE

- Top-ranked governance(1)
- ~90% of directors independent
- Quarterly ESG board updates
- Robust risk management
- Opted out of MUTA

13% increase from 2021

2022 GRESB Score

(1) Achieved top score among all REITs in Green Street Advisors' corporate governance rankings, dated July 14, 2022.

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Track Record Of Consistency And Sector-Leading Growth

Differentiated locations, scale, and local expertise have driven consistent organic growth outperformance

2017 SS-NOI Growth



Invitation Homes
7.4%
AMH
5.1%
National Multifamily
2.8%
Coastal Multifamily
2.9%

2018 SS-NOI Growth



Invitation Homes
4.4%
AMH
2.8%
National Multifamily
2.9%
Coastal Multifamily
2.3%

2019 SS-NOI Growth



Invitation Homes
5.6%
AMH
3.7%
National Multifamily
4.2%
Coastal Multifamily
3.3%

2020 SS-NOI Growth



Invitation Homes
3.7%
AMH
2.0%
National Multifamily
-1.5%
Coastal Multifamily
-6.1%

2021 SS-NOI Growth



Invitation Homes
9.4%
AMH
8.7%
National Multifamily
2.9%
Coastal Multifamily
-5.1%

2022 SS-NOI Growth



Invitation Homes
9.1%
AMH
9.1%
National Multifamily
15.3%
Coastal Multifamily
13.5%

Cumulative SS-NOI Growth (2017-2022)



Invitation Homes
46.6%
AMH
35.5%
$99M incremental IH SS-NOI
National Multifamily
28.9%
$158M incremental IH SS-NOI
Coastal Multifamily
9.9%
$328M incremental IH SS-NOI

(1) National Multifamily represents simple average of CPT, MAA, and UDR. Coastal Multifamily represents simple average of AVB, EQR, and ESS. Data, including non-GAAP measures, is from public filings. There can be no assurance that our basis for computing this non-GAAP measure is comparable with that of other companies, including those mentioned above.

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Tampa Denver 8 II. Location & Scale

Location: High-Growth Markets We focus on high-growth markets and in-fill neighborhoods with proximity to jobs, transportation, and schools 9 >95% of revenue from Western U.S., Sunbelt, and Florida 6.6% avg annual SS-NOI growth from 2017 to 2022 >37% more home price appreciation than U.S. avg since 2012 (1) Percent of 1Q23 revenue Seattle 6% Minne- apolis 1% Denver 4% Dallas 3% Phoenix 10% Atlanta 13% Tampa 10% Southern California 11% Las Vegas 4% South Florida 12% Northern California 6% Carolinas 6% Jacksonville 2% Orlando 7%Houston 2% Chicago 3% ________________________________________________ (1) Sources: John Burns Real Estate Consulting, S&P CoreLogic Case-Shiller® Home Price Indices, April 2023. Growth rates are for the entire market in which IH owns homes, weighted by IH home count, and represent market-level data for the entire market rather than IH home-specific data. 1.8x more job growth than U.S. avg since 2012 (1)

Channel agnostic, location specific 10 Multi-Channel Approach To Acquisitions Our multi-channel approach puts eyes on more opportunities and maximizes selectivity Broker/MLS Leverage AcquisitionIQ and broker network to maximize deal flow Builder Partnerships Foster relationships to target new-build supply in targeted neighborhoods Sale Leaseback (1) Developing program targeting supply owned by individuals interested in transitioning to leasing lifestyle Investor Consolidation Active aggregation of 5+ unit investor portfolios iBuyers Positioned to be “buyer of choice” as the iBuyer market continues to grow Auction Participate in municipal and county auctions  We believe our multi-channel acquisition approach enables significant external growth in better locations without on-balance-sheet development risk ________________________________________________ (1) Channel currently in development.

ATL 1 2,716 Homes ATL 2 2,724 Homes ATL 3 2,437 Homes ATL 4 2,566 Homes ATL 5 2,193 Homes Atlanta: Case Study In Delivering Our Platform At Scale Our industry-leading scale enables us to operate efficiently with significant local presence in markets 11 Atlanta - 12,636 Homes (1) ________________________________________________ (1) In addition to the 12,636 wholly owned homes in Atlanta, there are 245 Atlanta homes owned by the 2020 Rockpoint JV, 15 Atlanta homes owned by the 2022 Rockpoint JV, and 176 Atlanta homes owned by the Pathway Homes JV that are managed by Invitation Homes; home counts as of 1Q23. • 1 Vice President of Operations • 2 Director of Operations • 2 Rehab/Turn/R&M Director • 5 Portfolio Directors • 9 Portfolio Mgmt. Personnel • 23 Leasing Personnel • 29 Customer Care Reps • 78 Maintenance Techs/RTM Personnel Atlanta

Tampa Phoenix 12 III. Eyes In Markets

Best-In-Class, Local Approach To Operations And Investing

Local, high-touch service with eyes in markets enhances control over asset quality and the resident experience



Central strategy, tools, and oversight
20 Field investment personnel
86,580 homes[1]
~1,000 Field ops personnel covering 33 home pods
Collaboration



Differentiated Approach

- **Local** resident service, leasing, and investment/asset management, with centralized oversight and tools
- **Proactive** resident care and asset preservation
- **Collaboration** between operations, investment, and asset mgmt teams to identify opportunities and drive consistency
- **In-house accountability** for every step of the resident journey and life of the home
- **Home-by-home** asset management decision making
- **Scale** in markets to enhance efficiency and intel

Superior Results

- Average resident satisfaction score of over 4.4 / 5.0 in TTM
- Better Business Bureau accredited with an A+ rating
- TTM Same Store turnover rate of 22.6% at 1Q23
- Same Store average occupancy of 97.8% at 1Q23
- Residential sector-leading SS-NOI growth in each of the last six calendar years (6.6% per year on average)

(1) Includes 83,010 wholly owned homes and 3,570 homes owned through joint ventures that are managed by Invitation Homes, as of 1Q23.

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Proactive Resident Service And Asset Management

ProCare proactive maintenance program designed to optimize each touch point with our residents and homes

- ProCare is our differentiated approach to service that leverages proactive engagement with residents and homes to maximize resident satisfaction and the quality and efficiency of asset preservation
  - In-house personnel own every step of the resident journey and visit residents in their homes at least 2x per year
  - Proactive resident education and "eyes on assets" are critical to homes' condition and cost to maintain; the ProCare cycle is designed to maximize touchpoints that facilitate this, and resident feedback is collected throughout
  - Emergency repairs are addressed immediately, while minor repairs can be bundled into ProCare visits for efficiency
- Our mobile maintenance app, launched in 2021, allows residents to make camera-enabled maintenance requests on their own terms, and allows us to diagnose the problem before we arrive and reduce the number of return trips



Move-in | Move-out

	Initial Showing / Leasing Interaction	ProCare Resident Orientation (RO)	ProCare 45-Day Maintenance Visit	Work Order General Property Condition Assessment Program	ProCare 6-Month Maintenance Visit	ProCare Pre-Move Out Visit (PMOV)	Move Out Inspection / Budget Creation
Educate Residents	✓	✓	✓	✓	✓	✓	
Make Repairs		✓	✓	✓	✓		✓
Check Home Condition	✓		✓	✓	✓	✓	✓

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Growing Ancillary Services We remain on track with our multi-year plan to grow ancillary services to enhance the resident experience 15  Smart Home Update:  Base Smart Home package recently expanded to include video doorbell along with smart lock and smart thermostat  Upgraded Smart Home packages made available to residents who desire additional smart features  New program structure increases our profit margin while enhancing benefits for residents  HVAC Filter Program Update:  Implemented program whereby HVAC filters are shipped by a 3rd party to all homes quarterly for a small fee to residents  Reduces resident burden, improves energy efficiency, and reduces long-term HVAC maintenance costs  Required for all new leases and all renewal leases  We remain in the early innings of what the resident experience could look like  We continue to see potential for significant growth in ancillary income  New or proposed initiatives include pet programs, pest control, landscaping, insurance suite, and energy optimization

Denver 16 IV. Industry Fundamentals

3% 17% 80% 1000+ units 10 to 999 units 1 to 9 units Meeting An Underserved Need In The Housing Market We provide a unique experience, but today serve only 0.5% of the growing demand for single-family rentals 17 U.S. Single-Family Rental Ownership (3) ________________________________________________ (1) Source: John Burns Real Estate Consulting, Burns US Housing Analysis and Forecast, published April 19, 2023. (2) Source: U.S. Census Bureau, as of December 2022. (3) Source: John Burns Real Estate Consulting, Burns Single-Family Rental Analysis and Forecast, published March 27, 2023. Current U.S. Population by Age Cohort (2) (millions of people) 21.8 21.6 21.9 23.3 22.3 21.6 19.7 18 19 20 21 22 23 24 15-19 20-24 25-29 30-34 35-39 40-44 45-49 Avg. Resident Age: 39 Potential Future Demand Single Unit Rentals: 36% (16M units) 2-9 Unit Rentals: 29% (13M units) 10+ Unit Rentals: 35% (16M units) Owned: 66% (86M units) Rented: 34% (45M units) U.S. Housing Summary (1) 131 Million Households 45 Million Rental Households

Supply Continues To Be Constrained We believe a decade-long shortfall in single-family construction is likely to persist for the foreseeable future 18 Total Housing Permits (Single and Multifamily) as a % of Households in Invitation Homes’ Markets (1) 0.0% 1.0% 2.0% 3.0% 4.0% 1980 1984 1988 1992 1996 2000 2004 2008 2012 2016 2020 Single-Family Multifamily '80-'22 Avg  Rising labor costs, materials costs, impact fees, land scarcity, and regulatory hurdles have been barriers to supply  Replacement cost for single-family housing has increased significantly due to inflationary pressures on materials and labor ________________________________________________ (1) Source: U.S. Census Bureau and John Burns Real Estate Consulting; data as of December 2022.

Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include, but are not limited to, statements related to the Company's expectations regarding the performance of the Company's business, its financial results, its liquidity and capital resources, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the single-family rental industry and the Company's business model, macroeconomic factors beyond the Company's control, competition in identifying and acquiring properties, competition in the leasing market for quality residents, increasing property taxes, homeowners’ association and insurance costs, poor resident selection and defaults and non-renewals by the Company's residents, the Company's dependence on third parties for key services, risks related to the evaluation of properties, performance of the Company's information technology systems, risks related to the Company's indebtedness, and risks related to the potential negative impact of unfavorable global and United States economic conditions (including inflation and rising interest rates), uncertainty in financial markets (including as a result of recent bank failures and events affecting financial institutions), geopolitical tensions, natural disasters, climate change, and public health crises on the Company’s financial condition, results of operations, cash flows, business, associates, and residents. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include, but are not limited to, those described under Part I. Item 1A. “Risk Factors” of the Annual Report on Form 10-K for the year ended December 31, 2022 (the "Annual Report"), as such factors may be updated from time to time in the Company's periodic filings with the Securities and Exchange Commission (the "SEC"), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release, in the Annual Report, and in the Company's other periodic filings. The forward-looking statements speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law. 19IR@InvitationHomes.com www.INVH.com